UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8K

                                  Current Report

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                           June 27, 2014 (June 27, 2014)



                         Commission File No. 333-195427


                               SIGNAL ADVANCE, INC.
             (Exact name of registrant as specified in its charter)



                                      Texas
          (State or Other Jurisdiction of Incorporation or Organization)


                                   76-0373052
                      (IRS Employer Identification Number)


                               2520 County Road 81
                              Rosharon, Texas 77583
                                 (713) 510-7445
           (Address and telephone number of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, as previously reported in its Report on Form 8-K dated June 3, 2014, Karl Zercoe indicated that he had decided not to stand for re-election to the Company's Board of Directors upon the expiration of his current term at the Company's annual meeting of stockholders to be held in June 2014.



ITEM 5.07 Submission of Matters to a Vote of Security Holders

On June 27, 2014, the Company held its 2014 Annual Meeting of Shareholders (the "2014 Meeting"). A total of 9,787,409 shares of the Company's common stock were entitled to vote as of June 2, 2014, the record date for the 2014 Meeting. There were 7,469,034 shares represented in person or by proxy at the 2014 Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders at the 2014 Meeting, and the final voting results of each such proposal.


Proposal No. 1 - Election of Directors

The shareholders elected four directors to serve as directors.

The results of the vote were as follows:      For       Against     Abstain
                                           ---------  -----------  ---------
Chris Hymel................................7,469,034      -0-         -0-
Richard Seltzer............................7,469,034      -0-         -0-
Ron Stubbers...............................7,424,034      -0-       45,000
Malcolm Skolnick...........................7,469,034      -0-         -0-


Proposal No. 2 - To ratify the appointment of Bobby J. Hutton as the Company's independent registered public accountant for fiscal year 2014.

The results of the vote were as follows:      For       Against     Abstain
                                           ---------  -----------  ---------
                                           7,469,034      -0-         -0-


Proposal No. 3 - To ratify all proceedings of the corporation and actions of the Officers since the last shareholders' Meeting.

The results of the vote were as follows:      For       Against     Abstain
                                           ---------  -----------  ---------
                                           7,469,034      -0-         -0-

Proposal No. 4 - To approve minutes of previous annual shareholders' meeting.

The results of the vote were as follows:      For       Against     Abstain
                                           ---------  -----------  ---------
                                           7,469,034      -0-         -0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			      Signal Advance, Inc.

Dated: June 27, 2014	      /s/ Chris M. Hymel

			      By: Chris M. Hymel,
                              President & Chief Executive Officer